UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2017

Cardiovascular Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1225 Old Highway 8 NW
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)
(651) 259-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 EQUITY INCENTIVE PLAN

At the Annual Meeting of Stockholders on November 15, 2017, the stockholders of Cardiovascular Systems, Inc. (the “Company”) approved the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). The principal provisions of the 2017 Plan are summarized below. This summary is not a complete description of all of the 2017 Plan’s provisions, and is qualified in its entirety by reference to the 2017 Plan, which is attached hereto as Exhibit 10.1. The 2017 Plan replaces the Company’s 2014 Equity Incentive Plan and no further awards will be made pursuant to such plan.

Administration

The Board of Directors of the Company has delegated the administration of the 2017 Plan to the Company’s Human Resources and Compensation Committee. The Board and the Human Resources and Compensation Committee are collectively referred to in the 2017 Plan as the “Administrator.”

The Administrator may delegate to one or more committees and/or sub-committees, or to one or more officers of the Company and/or its affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such committees or individuals may have under the 2017 Plan. The Administrator may, by resolution, authorize a special committee consisting of one or more directors who are also officers of the Company to do one or both of the following on the same basis as the Administrator: (i) designate employees to be recipients of awards under the 2017 Plan and (ii) determine the size and other terms of any such awards; provided, however, that the Administrator may not delegate such responsibilities to any such special committee for awards granted to an employee who is an officer or director of the Company or the beneficial owner of more than 10% of the Company’s common stock; the resolution providing such authorization sets forth the total number of awards such special committee may grant; and the special committee must report periodically to the Administrator regarding the nature and scope of the awards granted pursuant to the authority delegated.

Except as otherwise provided in the 2017 Plan, the Administrator has all of the powers vested in it under the provisions of the 2017 Plan, including, but not limited to, exclusive authority to determine, in its sole discretion, whether an award will be granted; the individuals to whom, and the time or times at which, awards will be granted; the number of shares subject to each award; the exercise price of options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each award. The Administrator has full power and authority to administer and interpret the 2017 Plan, to make and amend rules, regulations and guidelines for administering the 2017 Plan, to prescribe the form and conditions of the respective agreements evidencing each award (which may vary from participant to participant), to amend or revise agreements evidencing any award (to the extent the amended terms would be permitted by the 2017 Plan and provided that no such revision or amendment, except as is authorized in Section 15 of the 2017 Plan may impair the terms and conditions of any award that is outstanding on the date of such revision or amendment to the material detriment of the participant in the absence of the consent of the participant), and to make all other determinations necessary or advisable for the administration of the 2017 Plan (including to correct any defect, omission or inconsistency in the 2017 Plan or any agreement, to the extent permitted by law and the 2017 Plan). The Administrator’s interpretation of the 2017 Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it under the 2017 Plan will be conclusive and binding on all parties concerned.

Eligibility

Any employee, director or consultant may participate in the 2017 Plan; provided, however, that only employees are eligible to receive incentive stock options.

Shares Available for Awards

The 2017 Plan authorizes the issuance of up to 2,550,000 shares of common stock, plus any shares that were subject to outstanding awards under the 2014 Equity Incentive Plan, as of November 15, 2017, that are subsequently cancelled, terminate unearned, expire, are forfeited, lapse for any reason or are settled in cash without the delivery of shares. The maximum number of shares of common stock that may be issued through incentive stock options is 2,550,000.

The following shares of common stock do not reduce the share authorization and continue to be reserved and available for awards granted pursuant to the 2017 Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right will reduce the share authorization, whether such stock appreciation right is settled in cash or shares of common stock. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the share authorization. The 2017 Plan expressly prohibits the Company from “recycling” shares by adding back to the number of shares authorized for issuance under the 2017 Plan shares repurchased by the Company using stock option exercise proceeds.

Unless and until the Administrator of the 2017 Plan determines that a specific award to a covered employee is not performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (in which case the following limits will not apply to that award):

•	no person may be granted options or stock appreciation rights under the 2017 Plan for more than 500,000 shares of common stock in any fiscal year;

•	no person may be granted restricted stock awards or restricted stock unit awards under the 2017 Plan for more than 300,000 shares of common stock in any fiscal year;

•	no person may be granted share-based performance awards in any fiscal year covering more than 300,000 shares or cash-based performance awards in any fiscal covering more than of $5,000,000; and

•	the maximum value of all awards granted under the 2017 Plan in any one fiscal year to any “non-employee director” is, in the aggregate, $500,000.

The Administrator will adjust the number of shares and share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2017 Plan. Any adjustment determination made by the Administrator will be final, binding and conclusive.

Type of Awards and Terms and Conditions

Under the 2017 Plan, the Administrator may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:

•	stock options, including both incentive stock options and non-qualified stock options;

•	stock appreciation rights;

•	restricted stock;

•	restricted stock units;

•	performance awards; and

•	other stock-based awards.

Minimum Vesting. The 2017 Plan requires that all equity awards be subject to a minimum one year vesting period, except that awards relating to not more than 5% of the total shares authorized under the 2017 Plan may contain terms that do not meet this minimum vesting period.

Options.  Options may either be incentive stock options, which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code, or non-qualified stock options. Options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of incentive stock options and the maximum value of incentive stock options that may vest in one year. The exercise price of each share subject to an incentive stock option will be equal to or greater than the fair market value of a share on the date of the grant of the incentive stock option, except in the case of an incentive stock option grant to a stockholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. Non-qualified stock options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of non-qualified stock options. The exercise price of each share subject to a non-qualified stock option will be determined by the Administrator at the time of grant but must be equal to or greater than the fair market value of a share on the date of grant.

Restricted Stock Awards.  Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.

Restricted Stock Units.  Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.

Performance Awards.  Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator.

Stock Appreciation Rights.  A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. Stock appreciation rights vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of stock appreciation rights.

Performance-Based Compensation.  For any of the above awards that are intended to qualify as “Performance-Based Compensation” under Section 162(m) of the Internal Revenue Code, the performance objectives will be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation, amortization and/or stock compensation expense, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the common stock, (xviii) debt to equity ratio or debt levels, (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels, and (xx) operational targets including without limitation milestones in clinical trials, research and development, regulatory approvals, new product commercialization and new market expansion. These performance objectives may be used to measure the performance of the Company as a whole or the performance of any business unit or any combination thereof as the Administrator may determine, or any of the specified performance objectives may be compared to the performance of a group of competitor or peer companies, as the Administrator may determine. Further, the Administrator may also determine performance objectives on a GAAP or non-GAAP basis.

Rights as Stockholders. Recipients of restricted stock awards will have the right to vote such shares upon their issuance, even if prior to the date when such shares have vested or all risks of forfeiture have lapsed. Otherwise, recipients of equity awards authorized under the 2017 Plan are not generally entitled to any rights as stockholders with respect to any shares covered by the award until the date of issuance of the underlying shares of common stock (in the case of stock options, stock appreciation rights, restricted stock units and performance awards) or the date that the risks of forfeiture related to such shares has lapsed (in the case of restricted stock awards). Further, the 2017 Plan expressly provides that a recipient is not entitled to receive any dividends or dividend equivalents attributable to the underlying shares of common stock prior to the time that both the underlying shares of common stock have been issued and have vested (in the case of stock options, stock appreciation rights and performance awards) or are no longer subject to risk of forfeiture (in the case of restricted stock awards). All rights to any dividends or dividend equivalents payable with respect to shares of common stock covered by an award that are forfeited will also be forfeited.

Plan Amendments

The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2017 Plan or revise or amend it in any respect. However, except to the extent required by applicable law or regulation or as except as provided under the 2017 Plan itself, the Board may not, without stockholder approval, revise or amend the 2017 Plan to (i) materially increase the number of shares subject to the 2017 Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the 2017 Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422. Further, without stockholder approval, the terms of any outstanding award may not be amended to reduce the exercise price of any outstanding stock option or stock appreciation right or cancel any outstanding stock option or stock appreciation right in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock option or stock appreciation right.

Term

The Administrator may grant awards pursuant to the 2017 Plan until it is discontinued or terminated. However, incentive stock options may only be granted prior to November 15, 2027.

Change of Control

Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2017 Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2017 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the 2017 Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment

Upon exercise of an option granted under the 2017 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions

Unless permitted by law and expressly permitted by the 2017 Plan or underlying award agreement, no award will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a non-qualified stock option to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

Recoupment Policy

Subject to the terms and conditions of the 2017 Plan, the Administrator may provide that any participant and/or any award, including any shares of common stock subject to an award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy that may be maintained by the Company from time to time.

Forms of Agreement

The Administrator has approved forms of agreement to govern various restricted stock and restricted stock unit awards. The foregoing summaries of the 2017 Plan and the forms of the agreements do not purport to be complete and are qualified in their entirety by reference to the text of the 2017 Plan, a copy of which is attached hereto as Exhibit 10.1, and to the text of the forms of agreement, copies of which are attached hereto as Exhibits 10.2 through 10.7. These exhibits are incorporated herein by reference.

EXECUTIVE OFFICER SEVERANCE PLAN

On November 15, 2017, the Board of the Company approved an amendment to the Company’s Executive Officer Severance Plan (the “Severance Plan”). This amendment sets the Severance Period (as defined in the Severance Plan) at 18 months for all Section 16 officers, other than for the Chief Executive Officer, which Severance Period remains at 24 months.

This summary is qualified in its entirety by reference to the Severance Plan, which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on November 15, 2017. Set forth below is a brief description of each matter voted upon at the meeting and the voting results with respect to each matter.

1.	Proposal to elect Class III directors to hold office until the fiscal 2020 Annual Meeting of Stockholders:

Class III Director’s Name	For	Against	Abstain	Broker Non-Votes
Martha Goldberg Aronson	24,011,028	133,093	1,243	4,826,802
William E. Cohn, M.D.	23,528,543	612,128	4,693	4,826,802

2.	Proposal to approve the Company’s 2017 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
19,166,896	4,945,312	33,156	4,826,802

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2018.

For	Against	Abstain	Broker Non-Votes
28,681,693	283,265	7,208	0

4.	Proposal to cast a non-binding advisory vote on the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
22,109,525	1,800,350	235,489	4,826,802

5.	Proposal to cast a non-binding advisory vote on the frequency of non-binding advisory votes on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,717,076	39,874	2,102,585	285,829	4,826,802

In light of the recommendation at the Annual Meeting by the Company’s stockholders in an advisory vote to hold an advisory vote for the approval of the compensation of the Company’s named executive officers every year, the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year until its next vote on the frequency of such stockholder advisory votes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Cardiovascular Systems, Inc. 2017 Equity Incentive Plan.
10.2	Form of Board Restricted Stock Award Agreement (in lieu of cash retainer) under 2017 Equity Incentive Plan.
10.3	Form of Board RSU Agreement (annual) under 2017 Equity Incentive Plan.
10.4	Form of Board RSU Agreement (in lieu of cash retainer) under 2017 Equity Incentive Plan.
10.5	Form of Performance Unit Agreement (cash settled) under 2017 Equity Incentive Plan.
10.6	Form of Performance-Vest Restricted Stock Award Agreement under 2017 Equity Incentive Plan.
10.7	Form of Time-Vest Restricted Stock Award Agreement under 2017 Equity Incentive Plan.
10.8	Executive Officer Severance Plan (restated November 15, 2017).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 17, 2017

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Alexander Rosenstein
Alexander Rosenstein
General Counsel and Corporate Secretary